EX 99.1

For Immediate Release
September 30, 2021

FIRST CITIZENS, CIT EXTEND MERGER AGREEMENT

RALEIGH, North Carolina, and NEW YORK, New York –– First Citizens BancShares, Inc. (NASDAQ: FCNCA) (“First Citizens”), the parent company of First-Citizens Bank & Trust Company, and CIT Group Inc. (NYSE: CIT) (“CIT”), the parent company of CIT Bank, N.A., jointly announced that the two companies have agreed to extend the merger agreement from October 15, 2021, to March 1, 2022.

The merger has already received approval from the Office of the North Carolina Commissioner of Banks and the Federal Deposit Insurance Corporation. Action by the Federal Reserve Board is the remaining regulatory approval required to complete the merger, and both parties are committed to continuing to seek such approval.

The parties have responded to all questions issued by the Staff of the Federal Reserve Board, and the Staff has informed us that they do not have further questions at this time. The parties have been informed that the application is presently at the Governor level. The Board of Governors has not provided a timeframe for its decision on the application.

When completed, the combined company will operate under the First Citizens name and establish a top 20 bank based on assets among U.S.-headquartered banks. The merger will bring together complementary strengths of both organizations with First Citizens’ robust retail franchise and full suite of banking products and CIT’s strong market positions, nationwide commercial lending franchise and direct online bank.

About First Citizens
First Citizens BancShares, Inc. is the financial holding company for Raleigh, North Carolina-headquartered First-Citizens Bank & Trust Company (“First Citizens Bank”). As one of the largest family-controlled banks in the United States, First Citizens Bank (Member FDIC, Equal Housing Lender) is known for building financial strength that lasts for personal, business, commercial and wealth management clients. Founded in 1898, the bank provides a broad range of financial products and operates a network of branches in 19 states that include many high-growth markets. For more information, visit First Citizens’ website at firstcitizens.com. First Citizens Bank. Forever First®.

About CIT
CIT is a leading national bank focused on empowering businesses and personal savers with the financial agility to navigate their goals. CIT Group Inc. (NYSE: CIT) is a financial holding company with over a century of experience and operates a principal bank subsidiary, CIT Bank, N.A. (Member FDIC, Equal Housing Lender). CIT’s commercial banking segment includes commercial financing, community association banking, middle market banking, equipment and vendor financing, factoring, railcar financing, treasury and payments services, and capital markets and asset management. CIT's consumer banking segment includes a national direct bank and regional branch network. Discover more at cit.com/about.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens and CIT. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First

Citizens’ and CIT’s current expectations and assumptions regarding First Citizens’ and CIT’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Citizens’ and/or CIT’s future financial results and performance and could cause the actual results, performance or achievements of First Citizens and/or CIT to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Citizens and CIT do business, (2) disruption to the parties’ businesses as a result of the pendency of the proposed merger and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Citizens and CIT, (4) the risk that the integration of First Citizens’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that First Citizens and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against First Citizens and/or CIT, (6) the failure to obtain remaining governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of First Citizens’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the completion of the proposed merger, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed merger, (10) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by First Citizens’ issuance of additional shares of its capital stock in connection with the proposed merger, (12) general competitive, economic, political and market conditions, (13) other factors that may affect future results of CIT and/or First Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (14) the impact of the global COVID-19 pandemic on First Citizens’ and/or CIT’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of First Citizens and CIT disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Citizens, CIT and factors which could affect the forward-looking statements contained herein can be found in First Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”), and in CIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its other filings with the SEC. The contents of any website referenced in this communication are not incorporated by reference herein.

First Citizens Contact Information
Frank Smith
Senior Communications Strategist
919-716-4121
frank.smith@firstcitizens.com

Deanna Hart
SVP, Investor Relations
919-716-2137
deanna.hart@firstcitizens.com

CIT Contact Information
Gina Proia
EVP, Chief Marketing and Communications Officer
212-771-6008
gina.proia@cit.com

Barbara Callahan
SVP and Head of Investor Relations
973-740-5058
barbara.callahan@cit.com